EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                      June 1,  2005

                                                                 Clinical Intelligence, Inc.
(Exact name of registrant as specified in its charter)

Delaware                                                         333-110-128                                                         84-1585421
(State or other jurisdiction                              ( Commission                                                       (IRS Employer
        Of Incorporation)                                     File Number)                                                    Identification No.)

                                                 1629 York Street, Suite 1023, Denver, CO 80206
( Address of principal executive offices)

Registrant’s telephone number, including area code                                303-388-8586

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-0K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

A.

1.

(i) The Registrant’s Certifying Accountant, Gordon Hughes & Banks LLP has declined to stand for re-election as Auditor for the company as of March 23 2005 for the fiscal year ended December 31, 2004.

(ii) The principal accountant’s report on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.

(iii) The decision of the Board of Directors to seek a new independent certifying accountant was based entirely on the declination of the former independent certifying accountant to act as Auditor for the company.

(iv)

A. There were no disagreements with the former accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the registrant’s recent fiscal years and any subsequent interim period through the date of resignation, declination or dismissal, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

B., C., D, E, (not applicable)

2. At the date of this Report on Form 8-K, the Registrant has engaged Stark, Winter Schenkein & Co., LLP, Certified Public Accountants, 7535 East Hampden Ave., Suite 109, Denver, CO 80231 as it  new independent certifying accountant.

3. The former accountant, Gordon, Hughes and Banks, filed a letter dated March 23, 2005 with the Commission,  stating   there were no disagreements with the former accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure for the registrant’s recent fiscal years and any subsequent interim period through the date of resignation, declination or dismissal, which, if not resolved to the former accountant’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                ______ Clinical Intelligence, Inc. _______
                                                                                                                                     (Registrant)

Date: _______June 6, 2005______________________

                                                                                                                /s/ Edward H. Hawkins ______________
                                                                                                                Edward H. Hawkins, Secretary